DREYFUS LIFETIME PORTFOLIOS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The six months ended March 31, 1997, which marked the semi-annual fiscal period for Dreyfus LifeTime Portfolios, Inc. were a volatile time for both the stock and bond markets. Nonetheless, the three Portfolios of your Fund provided returns that, while somewhat lower than for the previous fiscal period, continued to be rewarding.
    The following summarizes the six-month performance ended March 31, 1997:

                                                                                                               Lehman Brothers
                                                                                                                 Intermediate
                                                        Customized            Standard & Poor's 500         Government/Corporate
       Portfolio                 Portfolio            Blended Index        Composite Stock Price Index           Bond Index
        (Class)                Total Return*          Total Return**             Total Return*                  Total Return*
   ----------------         ------------------     -------------------   ----------------------------   -------------------------
Growth
Institutional Shares               6.93%                  7.45%                       11.24%                       2.33%
Retail Shares                      7.06%                  7.45%
Growth and Income
Institutional Shares               6.03%                  5.68%
Retail Shares                      5.31%                  5.68%
Income
Institutional Shares               3.57%                  4.21%
Retail Shares                      3.72%                  4.21%

    A customized blended index is utilized by each Portfolio in order to provide a more accurate performance comparison to the respective Portfolio's baseline asset allocation. For each Portfolio, the customized blended index reflects the target percentages of stocks, bonds and money market instruments, weighted by the return of the broad market index that is representative for the particular asset class, as set forth in the Fund's Prospectus. Performance for the Standard & Poor's 500 Composite Stock Price Index has been included as a large cap equity benchmark, the largest asset class among the five asset classes of the Growth Portfolio and the Growth and Income Portfolio. (See Portfolio Focus section of this letter.) The Lehman Brothers Government/Corporate Intermediate Bond Index is the broad-based securities benchmark for the Income Portfolio.
    The following report describes the general economic situation and the market environment in which the Fund operated in recent months, and then explains the policies and market strategies for each Portfolio.
Economic Review
    The March 25th hike in the Federal Funds rate signaled that the Federal Reserve Board (the "Fed") finally lost confidence in its earlier prognosis of an imminent economic slowdown. Measured on a quarterly basis, the economy grew 3.2% between January 1 and December 31, 1996, and recent evidence suggests a growth acceleration in early 1997. A tighter labor market is becoming inevitable, posing the risk that higher wages will ultimately translate into higher prices. As yet, however, prices are subdued by the strong dollar. Market interest rates rose in recent weeks in anticipation of the Fed's move and they remain vigilant in case of any need for more credit tightening.
    New evidence suggests why the Fed might need to take further action. First, the tight labor market is fueling strong consumer spending. Second, the housing industry is buoyant. Third, capital goods and export orders are recently recovering after several sluggish months. In all, demand is broadening to more sectors, depleting inventories and boosting production and imports. Moreover, with this year's pickup in international trade, many foreign economies are also starting to enjoy faster growth.

    Although wage inflation has escalated since last summer, price inflation has so far remained steady. Hence, real wages are rising, adding to the sense of well-being that is boosting spending. In many instances, rising wages are the reward for rising productivity. However, the labor shortage is also boosting wage offers; those companies which must pay up, but cannot raise prices, may see their profits slow. Profits are also under pressure at multinational companies that have not hedged the higher dollar, and are vulnerable at companies that compete with imports. Overall, however, we expect profits to grow steadily in 1997.
    Market interest rates moved higher in recent weeks, preceding the Fed's 25 basis-point increase in the Federal Funds rate. Both short-term and long-term rates currently anticipate more tightening in coming months. Moreover, expectations for further rate hikes are also boosting the dollar. A rising dollar can suppress price inflation, but it also poses the risks of strong import growth and a wider trade deficit.
    The economy has just begun a seventh year of noninflationary growth for this business cycle. While the Fed has embarked on a tightening process, the primary impact is likely to temper strong demand, allowing a more sustainable growth rate. We continue to believe that a long cycle is likely.
Market Overview
    The long-expected correction in stock market prices finally occurred starting in late March, after the Federal Reserve Open Market Committee raised interest rates by a quarter point.
    The Fed's move, the first to increase interest rates in two years, had been widely heralded. In fact, only a short time earlier, Fed Chairman Alan Greenspan had told Congress that inflation appeared to remain "quiescent." The boost in short-term rates was the smallest the Fed could authorize - only 25 basis points.
    The Fed's move reminded stock investors and traders that stock prices had moved to the stratosphere over many months, reaching almost 7100 on the Dow Jones Industrial Average just before the latest Fed intervention. Suddenly even owners of blue chip stocks, the kind that had been leading the market lately, had second thoughts about valuations. The less prestigious Nasdaq stocks, particularly those based on high technology, which had been lagging the market for several months, went into further retreat.
    To be sure, by the end of trading March 31 the DJIA was still up 2.60% for the year, and the Standard & Poor's 500 was up 2.69% though the Nasdaq Composite was down 5.37%. Many stocks were hurt much more than these averages. According to a brokerage firm calculation quoted in the Wall Street Journal, 55% of stocks in the Nasdaq had fallen 20% or more below their recent highs by March 31. For stocks listed on the New York Stock Exchange, the percentage was 24%, and for the S&P 500, it was 30%.
    Even so, the American economy continued to be strong, as described in the "Economic Review" section of this letter. Now that the Fed has raised interest rates once, and may do so again later in the year, the prospects for corporate profits have become more important than ever for stock market valuations. So far this year, profit levels, while not as robust as those in 1996, have contained some pleasant surprises for investors. If this can be maintained for the rest of the year, the recent stock market adjustment may eventually be regarded as no more than a bump in the upward road. One hopeful sign is that mutual fund equity investors have not engaged in wholesale redemptions despite the retreat in net asset values of their shares. Nonetheless, the tone of the market remains highly nervous, susceptible to unexpected developments.
Portfolio Focus
    As you know, the Dreyfus LifeTime Portfolios provide the opportunity to invest in three distinct portfolios that are specifically designed for investors with differing time horizons and tolerance for risk.
    The Growth Portfolio is designed for the investor with the highest risk tolerance and/or the longest time horizon. This portfolio has the highest baseline allocation to the equity markets, with the ability to shift considerably from that baseline in line with Mellon Equity's disciplined asset allocation process. The Growth Portfolio was at its maximum equity position over the last six months, which precludes holding any bonds. At the end of the period, the portfolio was invested 70% in large capitalization equities, 17% in small capitalization equities, and 10.5% in the international equity markets. Domestic equities outperformed bonds during the period, but this was exclusively attributable to large capitalization equities as small capitalization issues underperformed both bonds and large capitalization stocks. The international equity allocation ended the period slightly under the baseline allocation.
    The Growth and Income Portfolio is designed for an investor with a moderate tolerance for risk and/or intermediate time horizon. Like the Growth Portfolio, it remained at its maximum equity position for the period, which is lower, due to its more moderate risk profile. At the period's end, 49% of the portfolio was invested in large capitalization stocks and 12% in small caps, compared to the baseline allocations of 36% and 9%, respectively. Bonds remained underweight at 33% compared to a normal allocation of 45%. The international equity allocation was just under its long-term allocation of 5%. As with the Growth Portfolio, the over weighting of domestic equities proved beneficial due exclusively to the out performance of large capitalization equities. As market conditions warrant, we may change the asset class allocation for the Growth and Growth & Income Portfolios at any time.
    The Income Portfolio is designed for the more conservative investor. Its asset allocation is bond dominated, and does not vary from its long-term targets. The bond and stock components are both passively managed. This portfolio underperformed its customized benchmark due to deductions for portfolio fees and expenses.
    The large capitalization equity component of both the Growth and Growth and Income Portfolios are actively managed using Mellon Equity's quantitative equity discipline. Sector allocations mirror those of the S&P 500, with portfolio performance relative to the benchmark dependent on stock selection. During the last six months, the large capitalization equity portfolio modestly underperformed the S&P 500. Stock issues that detracted from performance included 3 Com Corp, Cisco Systems, Tupperware Corp, and TJX Companies, while Microsoft, Safeway, New York Times, and Applied Materials benefited the portfolio's performance.
    We appreciate your investment in Dreyfus LifeTime Portfolio and will continue to exert our best efforts on your behalf.
                              Sincerely,


                        (Steven A. Falci President Logo)
                              Steven A. Falci
                              Portfolio Manager
April 23, 1997
New York, NY



* Total return includes reinvestment of dividends and any capital gains paid.
**     For the Growth Portfolio, the Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Domestic Large Company Stocks _ 54.4%; Domestic Small Company Stocks _ 13.6%; Foreign Stocks _ 12.0%; Domestic Bonds _ 17.0%; and Foreign Bonds _ 3.0%. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East
(Free) Index _ hedged, $U.S. ("EAFE" Index); the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index_Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co., Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1_10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. Bonds component. None of the foregoing indices reflect account charges, fees or other expenses.
    For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Domestic Large Company Stocks _ 36%; Domestic Small Company Stocks _ 9%; Foreign Stocks _ 5%; Domestic Bonds _ 45%; and Foreign Bonds _ 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the EAFE Index, the Lehman Index and the J.P. Morgan Global Index and is weighted to the aforementioned Baseline percentages. The indices are described above.
    For the Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus Baseline percentages: Bonds _ 67.5%; Stocks _ 22.5%; and Treasury Bills _ 10%. The Customized Blended Index combines returns from the Lehman Index, the S&P 500 Index (described above) and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages.



DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF INVESTMENTS                                                                        MARCH 31, 1997 (UNAUDITED)
                                                                                             Principal
                                                                                               Amount               Value
                                                                                           ---------------       -----------
Bonds and Notes_65.6%
        U.S. Government Securities:
                                     U.S. Treasury Bonds;
                                       10.75%, 8/15/2005....................                      $600,000     $     743,062
                                                                                                               -------------
                                     U.S. Treasury Notes:
                                       5.625%, 1/31/1998....................                       500,000           498,359
                                       5.875%, 4/30/1998....................                       525,000           523,687
                                       5.875%, 8/15/1998....................                     1,000,000           994,531
                                       5.125%, 11/30/1998...................                       770,000           755,322
                                       8.875%, 2/15/1999....................                       805,000           839,464
                                       6%, 8/15/1999........................                       800,000           790,875
                                       7.125%, 9/30/1999....................                     1,000,000         1,013,594
                                       6.25%, 1/31/1997.....................                       650,000           636,188
                                       7.50%, 10/31/1999....................                     1,000,000         1,018,281
                                       8.75%, 8/15/2000.....................                     1,300,000         1,381,656
                                       5.75%, 10/31/2000....................                       500,000           485,547
                                       5.25%, 1/31/2001.....................                     1,200,000         1,143,937
                                       7.75%, 2/15/2001.....................                       900,000           932,344
                                       8%, 5/15/2001........................                     1,150,000         1,202,289
                                       7.875%, 8/15/2001....................                       550,000           573,375
                                       7.50%, 11/15/2001....................                       180,000           185,231
                                       6.375%, 8/15/2002....................                       400,000           392,938
                                       6.25%, 2/15/2003.....................                       700,000           681,297
                                       7.875%, 11/15/2004...................                       110,000           116,188
                                       7.50%, 2/15/2005.....................                     1,450,000         1,500,750
                                       6.50%, 5/15/2005.....................                       325,000           316,520
                                       6.875%, 5/15/2006....................                       200,000           198,969
                                       6.50%, 10/15/2006....................                       330,000           319,842
                                                                                                               -------------
                                                                                                                  16,501,184
                                                                                                               -------------
                                     TOTAL BONDS AND NOTES
                                       (cost $17,656,803)...................                                     $17,244,246
                                                                                                              ==============
Short-Term Investments_ 33.4%
        U.S. Treasury Bills:         5.17%, 4/4/1997........................                      $304,000        $  303,918
                                     5.29%, 4/10/1997.......................                       132,000           131,846
                                     5.11%, 4/17/1997....................(a)                     7,005,000         6,988,485
                                     5.12%, 4/24/1997.......................                       669,000           667,074
                                     5.08%, 5/8/1997........................                       122,000           121,351
                                     5.26%, 5/15/1997.......................                       262,000           260,336
                                     5.05%, 5/22/1997.......................                       303,000           300,774
                                                                                                               -------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $8,774,361)....................                                    $  8,773,784
                                                                                                               =============

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997 (UNAUDITED)

                                                                                                                   Value
                                                                                                               -------------
TOTAL INVESTMENTS (cost $26,431,164)........................................                          99.0%      $26,018,030
                                                                                                     ======    =============
CASH AND RECEIVABLES (NET)..................................................                           1.0%      $   261,109
                                                                                                     ======    =============
NET ASSETS..................................................................                         100.0%      $26,279,139
                                                                                                     ======    =============

Notes to Statement of Investments:
    (a) Partially held by the custodian in a segregated account as collateral for open futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                                   MARCH 31, 1997 (UNAUDITED)
                                                                            Market Value                        Unrealized
                                                          Number of          Covered                         (Depreciation)
Financial Futures Purchased;                              Contracts       by Contracts        Expiration       at 3/31/97
----------------------------                            ------------    ---------------    --------------   --------------
Standard & Poor's 500........................                15             5,685,000         June '97         ($314,675)
                                                                                                            ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF INVESTMENTS                                                                         MARCH 31, 1997 (UNAUDITED)
Common Stocks--46.8%                                                                        Shares             Value
                                                                                        --------------    --------------
          Basic Industries_2.4%      duPont (E.I.) de Nemours & Co                          13,700        $   1,452,200
                                     Eastman Chemical.......................                 4,800              258,000
                                     Fort Howard............................(a)              4,400              136,950
                                     James River............................                12,800              372,800
                                     Mead...................................                 1,900              100,700
                                     Morton International...................                 9,100              384,475
                                     Owens-Illinois.........................(a)              7,500              184,688
                                     Praxair................................                 7,400              332,075
                                     Sealed Air.............................(a)              2,900              119,263
                                     Sherwin-Williams.......................                 6,300              170,100
                                                                                                         --------------
                                                                                                              3,511,251
                                                                                                         --------------
          Capital Spending_10.8%     Adaptec................................(a)              4,700              168,025
                                     American Power Conversion..............(a)              7,800              168,675
                                     Applied Materials......................(a)              6,400              296,800
                                     Arrow Electronics......................(a)              5,100              287,512
                                     COMPAQ Computer........................(a)             10,600              812,225
                                     Cabletron Systems......................(a)             15,300              447,525
                                     Case......................................              2,100              106,575
                                     Caterpillar...............................             16,100            1,292,025
                                     Cisco Systems..........................(a)             18,500              890,313
                                     Cummins Engine............................              4,100              210,125
                                     Eaton.....................................              4,200              297,675
                                     Gateway 2000...........................(a)              6,600              338,250
                                     General Electric..........................             10,400            1,032,200
                                     Harnischfeger Industries..................              3,700              172,050
                                     HealthCare COMPARE.....................(a)              5,300              215,312
                                     Hewlett-Packard...........................             18,100              963,825
                                     Ingersoll-Rand............................              9,500              414,438
                                     Intel.....................................             13,900            1,933,837
                                     International Business Machines...........              5,200              714,350
                                     Lexmark International Group, Cl.A......(a)              8,200              198,850
                                     Lockheed Martin...........................              4,100              344,400
                                     Lucent Technologies.......................             13,200              696,300
                                     Microsoft..............................(a)             22,400            2,053,800
                                     Oracle.................................(a)             16,600              640,138
                                     Tellabs................................(a)             15,600              563,550
                                     Thiokol...................................              2,600              143,650
                                     U.S. Robotics..........................(a)              2,500              138,437
                                     USA Waste Service......................(a)              4,700              166,850
                                     Wheelabrator Technology...................              2,600               34,125
                                                                                                         --------------
                                                                                                             15,741,837
                                                                                                         --------------
          Consumer Cyclical_5.6%     Borders Group..........................(a)              6,100              115,138
                                     Boston Chicken.........................(a)              9,200              280,600
                                     Brunswick.................................              7,700              206,937
                                     Chrysler..................................             15,600              468,000
                                     Disney (Walt).............................              4,200              306,600
                                     Federated Department Stores............(a)             17,500              575,312

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                      MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                 Shares            Value
                                                                                      --------------    --------------
       Consumer Cyclical (continued) Gannett...................................              2,200         $  188,925
                                     Gap.......................................             22,900            767,150
                                     General Motors............................             15,100            836,163
                                     Goodyear Tire & Rubber....................              2,400            125,400
                                     King World Productions.................(a)              5,700            208,050
                                     MGM Grand..............................(a)              5,200            188,500
                                     Magna International, Cl. A................              2,900            143,913
                                     Maytag....................................              6,800            140,250
                                     NIKE, Cl. B...............................              6,400            396,800
                                     New York Times, Cl. A.....................             13,200            582,450
                                     News Corp, A.D.R..........................              4,500             81,000
                                     Reuters Holdings, A.D.S...................              3,500            203,656
                                     Safeway................................(a)             16,000            742,000
                                     Sears, Roebuck & Co.......................             13,800            693,450
                                     TJX.......................................             14,700            628,425
                                     V.F. Corp.................................              4,600            307,625
                                                                                                       --------------
                                                                                                            8,186,344
                                                                                                       --------------
          Consumer Non-Durables_.2%  Tommy Hilfiger.........................(a)              4,700            245,575
                                                                                                       --------------
          Consumer Staples_5.8%      Avon Products.............................             13,900            729,750
                                     Campbell Soup.............................             14,200            658,525
                                     Coca-Cola.................................             38,800          2,167,950
                                     Dole Food.................................              1,100             41,525
                                     Eastman Kodak.............................              5,600            424,900
                                     General Mills.............................              5,600            347,900
                                     Gillette..................................              7,300            530,163
                                     Johnson & Johnson.........................             27,800          1,469,925
                                     Philip Morris Cos.........................             13,200          1,506,450
                                     Pioneer Hi-Bred International.............              2,900            182,337
                                     Ralston-Ralston Purina Group..............              5,600            437,500
                                                                                                       --------------
                                                                                                            8,496,925
                                                                                                       --------------
          Energy_4.2%                British Petroleum, A.D.S..................              5,000            686,250
                                     Burlington Resources......................              8,100            346,275
                                     Chevron..................................              17,800          1,239,325
                                     Coastal...................................              9,300            446,400
                                     Consolidated Natural Gas..................              5,200            261,950
                                     Diamond Offshore Drilling..............(a)              4,300            294,550
                                     Exxon.....................................             11,300          1,217,575
                                     Kerr-McGee................................              2,400            148,500
                                     NICOR.....................................              2,900             92,800
                                     Phillips Petroleum........................             13,800            564,075
                                     Reading & Bates........................(a)             10,500            237,562
                                     Unocal ...................................              7,000            266,875
                                     Williams Cos..............................              6,800            302,600
                                                                                                       --------------
                                                                                                            6,104,737
                                                                                                       --------------

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                       MARCH 31, 1997 (UNAUDITED)
          Common Stocks (continued)                                                       Shares            Value
                                                                                      --------------   --------------
          Health Care_4.5%           Abbott Laboratories.......................             16,700        $   937,287
                                     Amgen..................................(a)             14,600            815,775
                                     Becton, Dickinson & Co....................              5,300            238,500
                                     Biogen.................................(a)                900             33,638
                                     Bristol-Myers Squibb......................             14,800            873,200
                                     Corning...................................              5,700            252,937
                                     HEALTHSOUTH............................(a)             26,900            514,463
                                     Merck & Co................................             14,600          1,230,050
                                     Oxford Health Plans....................(a)              7,900            463,137
                                     Pfizer....................................              4,000            336,500
                                     Schering-Plough...........................             12,700            923,925
                                                                                                         --------------
                                                                                                             6,619,412
                                                                                                        --------------
          Interest Sensitive_7.3%    AMBAC...................................                4,400             283,800
                                     Ahmanson (H.F.) & Co....................                4,300             156,950
                                     American National Insurance.............                1,900             148,675
                                     AmSouth Bancorp.........................                6,700             323,275
                                     Banc One................................               10,800             429,300
                                     BankAmerica.............................               11,400           1,148,550
                                     Barnett Banks...........................                6,100             283,650
                                     Bear Stearns Cos........................               16,600             435,750
                                     CIGNA...................................                5,900             862,138
                                     Citicorp................................                6,400             692,800
                                     Comerica................................               14,800             834,350
                                     Conseco.................................               13,100             466,687
                                     EXEL....................................               14,700             621,075
                                     Federal National Mortgage Association..                16,300             588,837
                                     First Chicago NBD......................                14,300             773,988
                                     Green Tree Financial...................                 9,700             327,375
                                     MGIC Investment........................                 2,300             162,725
                                     Norwest................................                 5,000             231,250
                                     Republic New York......................                 2,700             237,937
                                     SouthTrust.............................                 3,900             140,888
                                     State Street Boston....................                 4,000             277,500
                                     Student Loan Marketing Association.....                 6,500             619,125
                                     Travelers Group........................                11,400             545,775
                                                                                                        --------------
                                                                                                            10,592,400
                                                                                                        --------------
          Mining And Metals_1.1%     Aluminum Co. of America................                 1,700             115,600
                                     Phelps Dodge...........................                 3,200             234,000
                                     Potash Corp. Saskatchewan..............                 5,200             395,200
                                     USX-Marathon Group.....................                26,000             724,750
                                     USX-U.S. Steel.........................                 6,800             181,050
                                                                                                        --------------
                                                                                                             1,650,600
                                                                                                        --------------
          Transportation_.7%         CSX....................................                10,100             469,650
                                     Carnival, Cl. A........................                 5,300             196,100

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                            MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                 Shares            Value
                                                                                       --------------   --------------
          Transportation (continued) Delta Air Lines........................                 4,000         $   336,500
                                                                                                        --------------
                                                                                                             1,002,250
                                                                                                        --------------
          Utilities_4.2%             AES..................................(a)                2,500             140,000
                                     Ameritech..............................                20,500           1,260,750
                                     BellSouth..............................                21,500             908,375
                                     Consolidated Edison....................                14,500             435,000
                                     DQE....................................                 7,200             199,800
                                     Edison International...................                14,100             317,250
                                     Entergy................................                16,400             401,800
                                     MCI Communications.....................                 8,200             292,125
                                     Pinnacle West Capital..................                10,300             310,288
                                     SBC Communications.....................                21,000           1,105,125
                                     Vodafone Group, A.D.R..................                11,500             507,437
                                     WorldCom............................(a)                7,700              169,400
                                                                                                         --------------
                                                                                                             6,047,350
                                                                                                         --------------
                                     TOTAL COMMON STOCKS
                                       (cost $62,917,681)...................                             $  68,198,681
                                                                                                        ==============


                                                                                           Principal
Notes and Bonds_33.5%                                                                        Amount
                                                                                        -------------
            Basic Industries_.2%       duPont (E.I.) deNemours & Co., Deb.,
                                       8.50%, 2/15/2003.....................                $250,000         $   261,935
                                                                                                          --------------
            Capital Spending_1.3%      Oracle, Sr. Notes,
                                       6.72%, 2/15/2004.....................               2,000,000           1,936,298
                                                                                                          --------------
            Consumer Cyclical_.7%      Penney (J.C.), Deb.,
                                       9.05%, 3/1/2001......................               1,000,000           1,065,806
                                                                                                          --------------
            Consumer Staples_.7%       Phillip Morris, Notes,
                                       7.625%, 5/15/2002....................               1,000,000           1,010,729
                                                                                                          --------------
            Health Care_.7%            American Home Products, Notes,
                                       7.70%, 2/15/2000.....................               1,000,000           1,022,775
                                                                                                          --------------
            Interest Sensitive_2.6%    American General, Notes,
                                       7.75%, 4/1/2005......................                 500,000             507,171
                                       Associated N.A., Sr. Notes,
                                       6%, 6/15/2000........................               1,000,000             972,434
                                       Avco Financial, Sr. Notes,
                                       5.50%, 5/1/1998......................                 330,000             326,762
                                       BankAmerica, Sub. Notes,
                                       7.875%, 12/1/2002....................               1,000,000           1,027,337
                                       Citicorp, Sub. Notes,
                                       6.60%, 8/1/2000......................               1,000,000             989,379
                                                                                                          --------------
                                                                                                               3,823,083
                                                                                                          --------------

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                         MARCH 31, 1997 (UNAUDITED)
                                                                                         Principal
Notes and Bonds (continued)                                                               Amount              Value
                                                                                      --------------      --------------
            U.S. Government
            & Agencies_27.3%  Federal National Mortgage Association,
                                       8.50%, 2/1/2005......................                $500,000         $   516,698
                                    Tennessee Valley Authority,
                                       6.375%, 6/15/2005....................               1,950,000           1,865,319
                                    U.S. Treasury Notes:
                                       5.875%, 4/30/1998....................               2,150,000           2,144,625
                                       5.875%, 8/15/1998....................               3,400,000           3,381,406
                                       5.125%, 11/30/1998...................               3,100,000           3,040,906
                                       8.875%, 2/15/1999....................               4,200,000           4,379,813
                                       6.875%, 8/31/1999....................               2,000,000           2,015,625
                                       7.125%, 9/30/1999....................               2,000,000           2,027,188
                                       7.875%, 11/15/1999...................               2,000,000           2,063,125
                                       7.75%, 1/31/2000.....................               1,000,000           1,029,531
                                       6.25%, 5/31/2000.....................               1,200,000           1,186,875
                                       8.75%, 8/15/2000.....................               2,650,000           2,816,453
                                       5.625%, 11/30/2000...................               1,100,000           1,062,875
                                       5.25%, 1/31/2001.....................               1,400,000           1,334,594
                                       8%, 5/15/2001........................               1,175,000           1,228,426
                                       6.625%, 7/31/2001....................               1,000,000             995,781
                                       6.50%, 8/31/2001.....................               1,000,000             990,781
                                       7.50%, 11/15/2001....................               1,000,000           1,029,063
                                       6.25%, 2/15/2003.....................               1,000,000             973,281
                                       5.75%, 8/15/2003.....................                 130,000             122,789
                                       7.875%, 11/15/2004...................                 660,000             697,125
                                       7.50%, 2/15/2005.....................                 400,000             414,000
                                       7%, 7/15/2006........................               2,000,000           2,006,250
                                       6.50%, 10/15/2006....................               2,500,000           2,423,047
                                                                                                          --------------
                                                                                                              39,745,576
                                                                                                          --------------
                                     TOTAL NOTES AND BONDS
                                       (cost $49,547,556)...................                               $  48,866,202
                                                                                                          ==============


DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                          MARCH 31, 1997 (UNAUDITED)
                                                                                                Principal
Short-Term Investments_17.9%                                                                     Amount             Value
                                                                                             --------------  --------------
          U.S. Treasury Bills:      5.10%, 4/17/1997                                          $  23,433,000   $  23,377,750
                                     5.02%, 5/1/1997........................                        150,000         149,358
                                     4.97%, 5/8/1997........................                        435,000         432,686
                                     4.95%, 5/15/1997.......................                        828,000         822,743
                                     4.96%, 5/22/1997....................(b)                      1,356,000       1,346,040
                                                                                                              --------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $26,131,531)...................                                   $ 26,128,577
                                                                                                             ==============
TOTAL INVESTMENTS (cost $138,596,768).......................................                          98.2%    $143,193,460
                                                                                                     ======  ==============
CASH AND RECEIVABLES (NET)..................................................                           1.8%    $  2,579,006
                                                                                                     ======  ==============
NET ASSETS..................................................................                         100.0%    $145,772,466
                                                                                                     ======  ==============
Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                                   MARCH 31, 1997 (UNAUDITED)
                                                                         Market Value                         Unrealized
                                                        Number of          Covered                          (Depreciation)
Financial Futures Purchased:                            Contracts       by Contracts        Expiration        at 3/31/97
----------------------------                          ------------     --------------      -------------    --------------
CAC 40.......................................                  6          $   548,672         June '97        $  (4,354)
Deutsche Akteinindex.........................                  5            1,004,585         June '97           (3,453)
Financial Times..............................                  11           1,906,977         June '97          (54,454)
Hang Seng....................................                  8              643,592        April '97          (33,458)
Nikkei 300...................................                  104          2,235,937         June '97           (3,096)
Russell 2000.................................                  102         17,589,900         June '97       (1,066,770)
Standard & Poor's 500........................                  7            2,653,000         June '97         (141,645)
                                                                                                            --------------
                                                                                                             $(1,307,230)
                                                                                                            ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF INVESTMENTS                                                                         MARCH 31, 1997 (UNAUDITED)
Common Stocks--57.5%                                                                             Shares             Value
                                                                                              -------------    -------------
          Basic Industries_2.9%      duPont (E.I.) de Nemours & Co..........                         6,300      $   667,800
                                     Eastman Chemical.......................                         2,200          118,250
                                     Fort Howard..........................(a)                        2,000           62,250
                                     James River............................                         5,800          168,925
                                     Mead...................................                         1,000           53,000
                                     Morton International...................                         4,200          177,450
                                     Owens-Illinois.......................(a)                        3,500           86,187
                                     Praxair................................                         3,400          152,575
                                     Sealed Air...........................(a)                        1,300           53,463
                                     Sherwin-Williams.......................                         3,200           86,400
                                                                                                              -------------
                                                                                                                  1,626,300
                                                                                                              -------------
          Capital Spending_13.4%     Adaptec..............................(a)                        2,100           75,075
                                     American Power Conversion............(a)                        3,600           77,850
                                     Applied Materials....................(a)                        2,900          134,487
                                     Arrow Electronics....................(a)                        2,400          135,300
                                     COMPAQ Computer......................(a)                        4,900          375,462
                                     Cabletron Systems....................(a)                        7,000          204,750
                                     Case...................................                         1,100           55,825
                                     Caterpillar..........................                           7,300          585,825
                                     Cisco Systems........................(a)                        8,500          409,062
                                     Cummins Engine.......................                           1,900           97,375
                                     Eaton................................                           1,900          134,662
                                     Gateway 2000.........................(a)                        3,000          153,750
                                     General Electric.......................                         5,600          555,800
                                     Harnischfeger Industries...............                         1,700           79,050
                                     HealthCare COMPARE...................(a)                        2,400           97,500
                                     Hewlett-Packard........................                         8,300          441,975
                                     Ingersoll-Rand.........................                         4,400          191,950
                                     Intel..................................                         6,300          876,487
                                     International Business Machines........                         2,400          329,700
                                     Lexmark International Group, Cl.A....(a)                        3,800           92,150
                                     Lockheed Martin........................                         1,900          159,600
                                     Lucent Technologies....................                         6,000          316,500
                                     Microsoft............................(a)                       10,300          944,381
                                     Oracle...............................(a)                        7,700          296,931
                                     Reuters Holdings, A.D.S................                         1,600           93,100
                                     Tellabs..............................(a)                        7,200          260,100
                                     Thiokol ...............................                         1,200           66,300
                                     U.S. Robotics........................(a)                        1,100           60,912
                                     USA Waste Service....................(a)                        2,200           78,100
                                     Wheelabrator Technology................                         1,200           15,750
                                                                                                              -------------
                                                                                                                  7,395,709
                                                                                                              -------------
          Consumer Cyclical_6.7%     Borders Group........................(a)                        3,000           56,625
                                     Boston Chicken.......................(a)                        4,200          128,100
                                     Brunswick..............................                         3,600           96,750
                                     Chrysler...............................                         7,200          216,000
                                     Disney (Walt)..........................                         2,100          153,300

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares           Value
                                                                                                ------------   ------------
  Consumer Cyclical (continued)      Federated Department Stores.........(a)                         8,000    $     263,000
                                     Gannett................................                         1,000           85,875
                                     Gap....................................                        10,600          355,100
                                     General Motors.........................                         6,900          382,087
                                     Goodyear Tire & Rubber.................                         1,100           57,475
                                     King World Productions...............(a)                        2,600           94,900
                                     MGM Grand............................(a)                        2,400           87,000
                                     Magna International, Cl. A.............                         1,300           64,512
                                     Maytag ................................                         3,100           63,937
                                     NIKE, Cl. B............................                         2,900          179,800
                                     New York Times, Cl. A..................                         6,100          269,162
                                     News Corp, A.D.R.......................                         2,100           37,800
                                     Safeway..............................(a)                        7,300          338,537
                                     Sears, Roebuck & Co....................                         6,300          316,575
                                     TJX  ..................................                         6,800          290,700
                                     V.F. Corp..............................                         2,100          140,437
                                                                                                              -------------
                                                                                                                  3,677,672
                                                                                                              -------------
          Consumer Non-Durables_.2%  Tommy Hilfiger.......................(a)                        2,100          109,725
                                                                                                              -------------
          Consumer Staples_7.3%      Avon Products                                                   6,400          336,000
                                     Campbell Soup..........................                         7,600          352,450
                                     Coca-Cola..............................                        17,700          988,987
                                     Dole Food..............................                           600           22,650
                                     Eastman Kodak..........................                         3,000          227,625
                                     General Mills..........................                         3,000          186,375
                                     Gillette ..............................                         3,400          246,925
                                     Johnson & Johnson......................                        12,800          676,800
                                     Philip Morris Cos......................                         6,100          696,162
                                     Pioneer Hi-Bred International..........                         1,300           81,738
                                     Ralston-Ralston Purina Group...........                         2,600          203,125
                                                                                                              -------------
                                                                                                                  4,018,837
                                                                                                              -------------
          Energy_5.1%                British Petroleum, A.D.S...............                         2,300          315,675
                                     Burlington Resources...................                         3,700          158,175
                                     Chevron................................                         8,100          563,963
                                     Coastal................................                         4,300          206,400
                                     Consolidated Natural Gas...............                         2,400          120,900
                                     Diamond Offshore Drilling............(a)                        2,000          137,000
                                     Exxon..................................                         5,200          560,300
                                     Kerr-McGee.............................                         1,100           68,063
                                     NICOR..................................                         1,300           41,600
                                     Phillips Petroleum.....................                         6,300          257,513
                                     Reading & Bates......................(a)                        4,800          108,600
                                     Unocal.................................                         3,200          122,000
                                     Williams Cos...........................                         3,150          140,175
                                                                                                              -------------
                                                                                                                  2,800,364
                                                                                                              -------------
          Health Care_5.7%           Abbott Laboratories....................                         7,600          426,550
                                     Amgen................................(a)                        6,700          374,363

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                      Shares              Value
                                                                                            ------------     --------------
           Health Care (continued)   Becton, Dickinson & Co                                          2,400        $  108,000
                                     Biogen ..............................(a)                          400            14,950
                                     Bristol-Myers Squibb...................                         6,800           401,200
                                     Corning................................                         2,600           115,375
                                     Guilford Pharmaceuticals.............(a)                        3,750            77,813
                                     HEALTHSOUTH..........................(a)                       12,400           237,150
                                     Merck & Co.............................                         6,700           564,475
                                     Oxford Health Plans..................(a)                        3,600           211,050
                                     Pfizer.................................                         1,900           159,838
                                     Schering-Plough........................                         5,800           421,950
                                                                                                               -------------
                                                                                                                   3,112,714
                                                                                                               -------------
          Interest Sensitive_8.9%    AMBAC.................................                          2,000           129,000
                                     Ahmanson (H.F.) & Co...................                         2,000            73,000
                                     American National Insurance............                           900            70,425
                                     AmSouth Bancorp........................                         3,100           149,575
                                     Banc One...............................                         5,000           198,750
                                     BankAmerica............................                         5,200           523,900
                                     Barnett Banks..........................                         3,200           148,800
                                     Bear Stearns Cos.......................                         7,665           201,206
                                     CIGNA..................................                         2,700           394,538
                                     Citicorp...............................                         3,000           324,750
                                     Comerica...............................                         6,800           383,350
                                     Conseco................................                         6,000           213,750
                                     EXEL...................................                         6,800           287,300
                                     Federal National Mortgage Association..                         7,500           270,938
                                     First Chicago NBD......................                         6,500           351,813
                                     Green Tree Financial...................                         4,500           151,875
                                     MGIC Investment........................                         1,100            77,825
                                     Norwest................................                         2,300           106,375
                                     Republic New York......................                         1,200           105,750
                                     SouthTrust.............................                         1,800            65,025
                                     State Street Boston....................                         1,800           124,875
                                     Student Loan Marketing Association.....                         3,000           285,750
                                     Travelers Group........................                         5,200           248,950
                                                                                                               -------------
                                                                                                                   4,887,520
                                                                                                               -------------
          Mining And Metals_1.4%     Aluminum Co. of America                                           800            54,400
                                     Phelps Dodge...........................                         1,500           109,688
                                     Potash Corp. Saskatchewan..............                         2,400           182,400
                                     USX-Marathon Group.....................                        11,900          331,713
                                     USX-U.S. Steel.........................                         3,100           82,538
                                                                                                               -------------
                                                                                                                    760,739
                                                                                                               -------------
           Transportation_.8%        CSX....................................                         4,700          218,550
                                     Carnival, Cl. A........................                         2,400           88,800
                                     Delta Air Lines........................                         1,800          151,425
                                                                                                               -------------
                                                                                                                    458,775
                                                                                                               -------------

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                         Shares          Value
                                                                                               -------------  -------------
           Utilities_5.1%            AES....................................(a)                      1,200      $    67,200
                                     Ameritech................................                       9,400          578,100
                                     BellSouth................................                       9,900          418,275
                                     Consolidated Edison......................                       6,700          201,000
                                     DQE .....................................                       3,300           91,575
                                     Edison International.....................                       6,500          146,250
                                     Entergy..................................                       7,500          183,750
                                     MCI Communications.......................                       4,400          156,750
                                     Pinnacle West Capital....................                       4,700          141,588
                                     SBC Communications.......................                       9,600          505,200
                                     Vodafone Group, A.D.R....................                       5,300          233,863
                                     WorldCom...............................(a)                      3,500           77,000
                                                                                                               -------------
                                                                                                                  2,800,551
                                                                                                               -------------
                                     TOTAL COMMON STOCKS
                                       (cost $26,982,642).....................                                  $31,648,906
                                                                                                               =============

                                                                                                Principal
Short-Term Investments_42.4%                                                                     Amount
                                                                                             -------------
          U.S. Treasury Bills:       5.01%, 4/3/1997..........................              $      905,000      $   904,755
                                     4.98%, 4/10/1997.........................                     286,000          285,667
                                     5.11%, 4/17/1997.........................                  18,577,000       18,533,200
                                     5%, 4/24/1997............................                     798,000          795,703
                                     5.01%, 5/1/1997..........................                     380,000          378,374
                                     4.98%, 5/8/1997..........................                     672,000          668,426
                                     4.96%, 5/15/1997.......................(b)                  1,020,000        1,013,524
                                     4.97%, 5/22/1997.........................                     273,000          270,995
                                     5.05%, 5/29/1997.......................(b)                    521,000          516,631
                                                                                                               -------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $23,369,295)...................                                    $23,367,275
                                                                                                               =============
TOTAL INVESTMENTS (cost $50,351,937)........................................                         99.9%      $55,016,181
                                                                                                    ======    ==============
CASH AND RECEIVABLES (NET)..................................................                         .1%    $       37,892
                                                                                                    ======    ==============
NET ASSETS..................................................................                         100.0%          $55,054,073
                                                                                                    ======    ==============

Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                                       MARCH 31, 1997 (UNAUDITED)
                                                                         Market Value                           Unrealized
                                                          Number of        Covered                            (Depreciation)
Financial Futures Purchased:                              Contracts      by Contracts        Expiration         at 3/31/97
----------------------------                            ------------    --------------      -------------     --------------
CAC 40.......................................                  6          $   548,658         June '97         $  (5,483)
Deutsche Akteinindex.........................                  5            1,004,585         June '97            (3,453)
Financial Times..............................                  9            1,560,254         June '97           (44,553)
Hang Seng....................................                  6              482,694         April'97           (25,093)
Nikkei 300...................................                  105          2,257,436         June '97            (3,129)
Russell 2000.................................                  54           9,312,300         June '97          (644,240)
Standard & Poor's 500........................                  18           6,822,000         June '97          (395,655)
                                                                                                             -------------
                                                                                                             $(1,121,606)
                                                                                                             =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  MARCH 31, 1997 (UNAUDITED)
                                                                           Income           Growth and Income         Growth
                                                                          Portfolio             Portfolio            Portfolio
                                                                       --------------      -------------------    --------------
ASSETS:
    Investments in securities-See Statement of Investments
      [cost_Note 5(b)]......................................           $  26,018,030           $143,193,460       $  55,016,181
    Cash....................................................                 135,768                240,953             295,292
    Receivable for investment securities sold...............                 654,028                210,854             107,134
    Dividends and interest receivable.......................                 238,607                871,065              50,899
    Receivable for shares of Common Stock subscribed........                  ____               15,500,000             ____
    Prepaid expenses........................................                  48,694                 66,546              35,247
                                                                       --------------      -------------------    --------------
                                                                          27,095,127            160,082,878          55,504,753
                                                                       --------------      -------------------    --------------
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........                   2,623                 63,062              27,066
    Due to Distributor......................................                   1,960                     34               3,436
    Payable for investment securities purchased.............                 643,450             13,875,490              91,315
    Payable for futures variation margin....................                 131,250                325,597             284,169
    Accrued expenses........................................                  36,705                 46,229              44,694
                                                                       --------------      -------------------    --------------
                                                                             815,988             14,310,412             450,680
                                                                       --------------      -------------------    --------------
NET ASSETS..................................................           $  26,279,139           $145,772,466       $  55,054,073
                                                                       ==============      ===================    ==============
REPRESENTED BY:
    Paid-in capital.........................................           $  26,116,725           $137,860,588       $  48,533,753
    Accumulated undistributed investment income_net.........                 327,988                995,438             272,869
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions.........................                 562,235              3,626,978           2,704,813
    Accumulated net unrealized appreciation (depreciation) on
      investments and foreign currency transactions [including ($314,675),
($1,307,230) and ($1,121,606) net unrealized (depreciation) on financial futures for the Income Portfolio, Growth and Income Portfolio
and Growth Portfolio, respectively]_Note 5(b)...............                (727,809)             3,289,462           3,542,638
                                                                       --------------      -------------------    --------------
NET ASSETS..................................................           $  26,279,139           $145,772,466       $  55,054,073
                                                                       ==============      ===================    ==============
                                    NET ASSET VALUE PER SHARE
                                --------------------------------
                                                                            Income        Growth and Income         Growth
                                                                          Portfolio           Portfolio           Portfolio
                                                                       --------------      -------------------    --------------
Retail Shares
--------------
    Net Assets..............................................           $  17,264,314           $145,616,060       $  39,528,562
    Shares Outstanding......................................               1,346,298              9,393,306           2,423,879
NET ASSET VALUE PER SHARE...................................                  $12.82                 $15.50              $16.31
                                                                       ==============      ===================    ==============
Institutional Shares
---------------------
    Net Assets..............................................          $    9,014,825           $    156,406       $  15,525,511
    Shares Outstanding......................................                 703,553                  9,748             951,554
NET ASSET VALUE PER SHARE...................................                  $12.81                 $16.05              $16.32
                                                                       ==============      ===================    ==============
SEE NOTES TO FINANCIAL STATEMENTS.








DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                                                                             Income       Growth and Income          Growth
                                                                           Portfolio          Portfolio            Portfolio
                                                                         ------------     -------------------     -----------
INVESTMENT INCOME
  Income:
    Interest................................................             $   755,058           $2,174,743         $   471,509
    Cash dividends (net of $2,811 and $1,429 foreign taxes withheld at source for the Growth and Income Portfolio and the
      Growth Portfolio, respectively).......................                  ____                556,790             284,290
                                                                          -----------     -------------------    ------------
          Total Income......................................                 755,058            2,731,533             755,799
                                                                          -----------     -------------------    ------------
  Expenses_Note 2(d):
    Management fee_Note 4(a)................................                  $     72,206     $   498,095      $   189,348
    Shareholder servicing costs_Note 4(b)...................                        17,467          10,564           28,575
    Registration fees.......................................                        15,551          16,617           22,924
    Auditing fees...........................................                         4,976          13,846           12,302
    Custodian fees_Note 4(b)................................                         2,512          17,923           12,045
    Legal fees..............................................                         2,266          11,555           48,903
    Prospectus and shareholders' reports....................                         2,220           ____               125
    Directors' fees and expenses_Note 4(c)..................                         1,785           8,298            2,926
    Loan commitment fees_Note 3.............................                           142             765              309
    Miscellaneous...........................................                         4,498          11,280            7,554
                                                                                   ----------   --------------   ------------
          Total Expenses....................................                        123,623         588,943          325,011
    Less_reduction in management fee due to
      undertakings_Note 4(a)................................                        (39,831)        (88,813)        (115,735)
                                                                                   ----------   --------------   ------------
          Net Expenses......................................                        83,792          500,130          209,276
                                                                                   ----------   --------------   ------------
INVESTMENT INCOME_NET.......................................                        671,266         2,231,403        546,523
                                                                                   ----------   --------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS_Note 5:
  Net realized gain (loss) on investments...................                   $     17,301        $2,419,240     $1,879,172
  Net realized gain (loss) on forward currency
    exchange contracts......................................                         ____              (2,257)        (1,770)
  Net realized gain (loss) on financial futures
    Long Transactions.......................................                        688,320         1,366,462      1,033,946
                                                                                   ----------   --------------   ------------
          Net Realized Gain (Loss)..........................                        705,621         3,783,445      2,911,348
                                                                                   ----------   --------------   ------------
  Net unrealized appreciation (depreciation) on investments
    [including ($331,335), ($1,482,006) and ($1,320,266) net unrealized
    (depreciation) on financial futures for the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio,
    respectively]...........................................                       (605,546)          846,160       (608,779)
                                                                                   ----------   --------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS............................................                        100,075         4,629,605      2,302,569
                                                                                   ----------   --------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                    $   771,341        $6,861,008     $2,849,092
                                                                                   ==========   ==============   ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                    March 31, 1997            Year Ended
                                                                                     (Unaudited)         September 30, 1996*
                                                                                  -----------------  ---------------------
OPERATIONS:
    Investment income_net.................................................         $     671,266           $  1,003,717
    Net realized gain (loss) on investments...............................               705,621                752,242
    Net unrealized appreciation (depreciation) on investments.............              (605,546)              (514,850)
                                                                                    -------------          -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....               771,341              1,241,109
                                                                                    -------------          -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Retail shares.......................................................              (683,757)             (373,549)
      Institutional shares................................................              (402,915)             (360,792)
    Net realized gain on investments:
      Retail shares.......................................................              (452,331)             (259,074)
      Institutional shares................................................              (279,441)             (258,568)
                                                                                    -------------          -------------
      Total Dividends.....................................................            (1,818,444)           (1,251,983)
                                                                                    -------------          -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.......................................................             4,582,154            10,745,770
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Income Portfolio_Note 1.................................                 --                2,175,198
      Institutional shares................................................                    98             8,402,990
    Dividends reinvested:
      Retail shares.......................................................             1,128,662               632,623
      Institutional shares................................................               682,355               619,360
    Cost of shares redeemed:
      Retail shares.......................................................              (657,163)           (8,836,511)
      Institutional shares................................................                    (5)           (8,400,950)
                                                                                    -------------         -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...             5,736,101             5,338,480
                                                                                    -------------         -------------
          Total Increase (Decrease) in Net Assets.........................             4,688,998             5,327,606
NET ASSETS:
    Beginning of Period...................................................            21,590,141            16,262,535
                                                                                    -------------         -------------
    End of Period.........................................................           $26,279,139           $21,590,141
                                                                                    =============         =============
Undistributed investment income_net.......................................         $     327,988           $   744,137
                                                                                    -------------         -------------


DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                  -----------------------------------------
                                                                                   Six Months Ended
                                                                                    March 31, 1997          Year Ended
                                                                                     (Unaudited)        September 30, 1996*
                                                                                    -------------     ---------------------
CAPITAL SHARE TRANSACTIONS:
    Retail Shares
   ---------------
    Shares sold..........................................................              346,984                 784,543
    Shares issued in connection with acquisition of Dreyfus Asset Allocation
    Fund, Inc.,
    Dreyfus Income Portfolio_Note 1......................................                ____                  163,672
    Shares issued for dividends reinvested...............................               88,731                  49,308
    Shares redeemed......................................................              (49,951)               (638,964)
                                                                                    -------------            -------------
      Net Increase (Decrease) in Shares Outstanding......................              385,764                 358,559
                                                                                    =============            =============
    Institutional Shares
    --------------------
    Shares sold..........................................................                    7                607,155
    Shares issued for dividends reinvested...............................               53,686                 48,312
    Shares redeemed......................................................                  ____              (606,927)
                                                                                    -------------            -------------
      Net Increase (Decrease) in Shares Outstanding......................               53,693                 48,540
                                                                                    =============            =============
*Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                  Six Months Ended
                                                                                    March 31, 1997            Year Ended
                                                                                     (Unaudited)          September 30, 1996*
                                                                                  -----------------      ---------------------
OPERATIONS:
    Investment income_net.................................................        $    2,231,403             $    1,729,996
    Net realized gain (loss) on investments...............................             3,783,445                  2,394,043
    Net unrealized appreciation (depreciation) on investments.............               846,160                  1,137,447
                                                                                   --------------              --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....             6,861,008                  5,261,486
                                                                                   --------------              --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Retail shares.......................................................            (2,784,721)                  (272,975)
      Institutional shares................................................                --                       (240,918)
    Net realized gain on investments:
      Retail shares.......................................................            (2,498,059)                  (308,722)
      Institutional shares................................................                (2,967)                  (286,091)
                                                                                    --------------            --------------
      Total Dividends.....................................................            (5,285,747)                (1,108,706)
                                                                                    --------------            --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.......................................................            33,464,628                157,954,660
      Institutional shares................................................                --                      9,277,898
    Dividends reinvested:
      Retail shares.......................................................             5,281,509                    581,166
      Institutional shares................................................                 2,791                    527,010
    Cost of shares redeemed:
      Retail shares.......................................................           (19,376,001)               (46,831,889)
      Institutional shares................................................               (12,095)               (18,675,642)
                                                                                    --------------            --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...            19,360,832                102,833,203
                                                                                    --------------            --------------
          Total Increase (Decrease) in Net Assets.........................            20,936,093                106,985,983
NET ASSETS:
    Beginning of Period...................................................           124,836,373                 17,850,390
                                                                                    --------------            --------------
    End of Period.........................................................          $145,772,466               $124,836,373
                                                                                    ==============            ==============
Undistributed investment income_net.......................................          $    995,438              $   1,548,756
                                                                                    --------------            --------------
CAPITAL SHARE TRANSACTIONS_Note 6:
    Retail Shares                                                                       Shares              Shares*
      ------------                                                                 --------------       --------------
    Shares sold...........................................................             2,128,848         10,597,594
    Shares issued for dividends reinvested................................               345,875             42,205
    Shares redeemed.......................................................            (1,208,306)        (3,159,207)
      ------------                                                                 --------------       --------------
      Net Increase (Decrease) in Shares Outstanding.......................             1,266,417          7,480,592
      ------------                                                                 --------------       --------------
    Institutional Shares
      ------------------
    Shares sold...........................................................                 ____              629,738
    Shares issued for dividends reinvested................................                  177               38,272
    Shares redeemed.......................................................                 (813)          (1,259,574)
      ------------                                                                 --------------       --------------
      Net Increase (Decrease) in Shares Outstanding.......................                 (636)            (591,564)
      ------------                                                                 ==============       ==============
*Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                   Six Months Ended
                                                                                    March 31, 1997           Year Ended
                                                                                     (Unaudited)          September 30, 1996*
                                                                                   -----------------     ---------------------
OPERATIONS:
    Investment income_net................................................           $   546,523             $   666,900
    Net realized gain (loss) on investments..............................             2,911,348               2,955,254
    Net unrealized appreciation (depreciation) on investments............              (608,779)              1,810,027
                                                                                    -------------          -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations....             2,849,092               5,432,181
                                                                                    -------------          -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Retail shares......................................................              (560,123)               (249,191)
      Institutional shares...............................................              (222,676)               (226,359)
    Net realized gain on investments:
      Retail shares......................................................            (2,126,569)               (562,690)
      Institutional shares...............................................              (978,027)               (565,898)
                                                                                    -------------          -------------
      Total Dividends....................................................            (3,887,395)             (1,604,138)
                                                                                    -------------          -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares......................................................            11,581,561              23,280,910
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Growth Portfolio_Note 1................................               ____                  2,803,938
      Institutional shares...............................................                81,011              12,713,945
    Dividends reinvested:
      Retail shares......................................................             2,685,803                 811,742
      Institutional shares...............................................             1,200,579                 792,257
    Cost of shares redeemed:
      Retail shares......................................................            (2,042,206)            (12,912,596)
      Institutional shares...............................................               (15,052)            (12,554,563)
                                                                                    -------------          -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions..            13,491,696              14,935,633
                                                                                    -------------          -------------
          Total Increase (Decrease) in Net Assets........................            12,453,393              18,763,676
NET ASSETS:
    Beginning of Period..................................................            42,600,680              23,837,004
                                                                                    -------------          -------------
    End of Period........................................................          $ 55,054,073            $ 42,600,680
                                                                                    =============          =============
Undistributed investment income_net......................................          $    272,869            $    509,145
                                                                                    -------------          -------------


DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                               -----------------------------------------
                                                                                Six Months Ended
                                                                                 March 31, 1997       Year Ended
                                                                                  (Unaudited)       September 30, 1996*
                                                                                 -------------     ---------------------
CAPITAL SHARE TRANSACTIONS:
    Retail Shares
      ------------
    Shares sold..........................................................             677,461            1,500,411
    Shares issued in connection with acquisition of Dreyfus Asset Allocation
    Fund, Inc.,
    Dreyfus Growth Portfolio_Note 1....................................                 --                 175,795
    Shares issued for dividends reinvested...............................             168,918               57,044
    Shares redeemed......................................................            (119,322)            (838,288)
                                                                                  -------------         -------------
          Net Increase (Decrease) in Shares Outstanding..................             727,057              894,962
                                                                                  =============         =============
    Institutional Shares
   ---------------------
    Shares sold..........................................................               4,792              828,585
    Shares issued for dividends reinvested...............................              75,413               55,675
    Shares redeemed......................................................                (874)            (817,623)
                                                                                  -------------         -------------
          Net Increase (Decrease) in Shares Outstanding..................              79,331               66,637
                                                                                  =============         ==============
*Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                           Retail Shares                          Institutional Shares
                                                ------------------------------------  --------------------------------------------
                                                Six Months Ended      Year Ended         Six Months Ended        Year Ended
                                                March 31, 1997       September 30,        March 31, 1997       September 30,
                                                                   -----------------                        -------------------
PER SHARE DATA:                                   (Unaudited)       1996(1)  1995(2)      (Unaudited)        1996(1)  1995(2)
                                                  -----------       -------  -------        -----------     --------- --------
    Net asset value, beginning of period             $13.42          $13.52  $12.50          $13.39          $13.51   $12.50
                                                  -----------       -------  -------        -----------     ---------  --------
    Investment Operations:
    Investment income_net............                   .34             .64     .40             .35             .73      .39
    Net realized and unrealized gain (loss)
      on investments.................                   .14             .31     .62             .12             .18      .62
                                                  -----------       -------  -------        -----------     ---------  --------
    Total from Investment Operations.                   .48             .95    1.02             .47             .91     1.01
                                                  -----------       -------  -------        -----------     ---------  --------
    Distributions:
    Dividends from investment income_net               (.65)           (.62)     --            (.62)           (.60)     --
    Dividends from net realized gain
      on investments.................                  (.43)           (.43)     --            (.43)           (.43)     --
                                                  -----------       -------  -------        -----------     ---------  --------
    Total Distributions..............                 (1.08)          (1.05)     --           (1.05)          (1.03)     --
                                                  -----------       -------  -------        -----------     ---------  --------
    Net asset value, end of period...                $12.82          $13.42  $13.52          $12.81          $13.39   $13.51
                                                  ===========       =======  =======        ===========     =========  ========
TOTAL INVESTMENT RETURN..............                  3.72%(3)        7.30%   8.24%(3)        3.57%(3)        7.07%    8.08%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .30%(3)          .60%   .30%(3)         .43%(3)         .85%     .43%(3)
    Ratio of net investment income
      to average net assets..........                  2.83%(3)         5.75%  3.08%(3)        2.70%(3)        5.50%    2.95%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                .15%(3)         .61%    .26%(3)         .19%(3)         .61%     .26%(3)
    Portfolio Turnover Rate..........                 18.06%(3)       32.95%   5.66%(3)       18.06%(3)       32.95%    5.66%(3)
    Net Assets, end of period (000's Omitted)       $17,264         $12,889  $8,141          $9,015          $8,701   $8,122
(1)    Effective July 15, 1996, Class R
    shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(2)    From March 31, 1995 (commencement of operations) to September 30, 1995.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                           Retail Shares                    Institutional Shares
                                                ------------------------------------    ------------------------------------
                                                  Six Months Ended     Year Ended        Six Months Ended      Year Ended
                                                    March 31, 1997    September 30,       March 31, 1997      September 30,
                                                                   -----------------                       -----------------
PER SHARE DATA:                                     (Unaudited)    1996(1)  1995(2)       (Unaudited)      1996(1)  1995(2)
                                                    ------------   -------  -------       ------------     --------  -------
    Net asset value, beginning of period              $15.34       $14.31    $12.50          $15.43         $14.29   $12.50
                                                    ------------   -------  -------       ------------     --------  -------
    Investment Operations:
    Investment income_net............                    .26          .33       .27             .25            .90(3)   .27
    Net realized and unrealized gain (loss)
      on investments.................                    .55         1.60      1.54             .68           1.12(3)  1.52
                                                    ------------   -------  -------       ------------     --------  -------
    Total from Investment Operations.                    .81         1.93      1.81             .93           2.02(3)  1.79
                                                    ------------   -------  -------       ------------     --------  -------
    Distributions:
    Dividends from investment income_net                (.34)        (.42)      --              --            (.40)     --
    Dividends from net realized gain
      on investments.................                   (.31)        (.48)      --              (.31)         (.48)     --
                                                    ------------   -------  -------       ------------     --------  -------
    Total Distributions..............                   (.65)        (.90)      --              (.31)         (.88)     --
                                                    ------------   -------  -------       ------------     --------  -------
    Net asset value, end of period...                 $15.50       $15.34    $14.31           $16.05        $15.43   $14.29
                                                    ============   =======  =======        ============    ========  =======
TOTAL INVESTMENT RETURN..............                   5.31%(4)    14.17%    14.48%(4)         6.03%(4)     14.84%   14.32%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets              .38%(4)      .75%      .38%(4)          .50%(4)      1.00%     .51%(4)
    Ratio of net investment income
      to average net assets..........                   1.68%(4)     3.60%     2.10%(4)         1.56%(4)      3.35%     1.98%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                 .07%(4)      .39%      .33%(4)          .07%(4)       .39%      .33%(4)
    Portfolio Turnover Rate..........                  50.07%(4)   122.52%    33.55%(4)        50.07%(4)    122.52%    33.55%(4)
    Average commission rate paid (5).                 $.0528       $.0480       --            $.0528        $.0480       --
    Net Assets, end of period (000's Omitted)       $145,616     $124,677    $9,248             $156          $160   $8,602
(1)  Effective July 15, 1996, Class R shares were
     redesignated as Retail shares and Investor Class shares were redesignated as
Institutional shares.
(2)  From March 31, 1995 (commencement of operations) to September 30, 1995.
(3)  Based on average shares outstanding.
(4)  Not annualized.
(5)  For fiscal years beginning October 1, 1995 the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.

                                                           Retail Shares                         Institutional Shares
                                                ------------------------------------     ------------------------------------
                                                  Six Months Ended      Year Ended          Six Months Ended     Year Ended
                                                   March 31, 1997      September 30,         March 31, 1997    September 30,
                                                                   -----------------                        -----------------
PER SHARE DATA:                                     (Unaudited)     1996(1)  1995(2)           (Unaudited)   1996(1) 1995(2)
                                                    ------------   --------  -------           ------------  -------  -------
    Net asset value, beginning of period              $16.59        $14.84    $12.50             $16.58      $14.82   $12.50
                                                      -------       -------   -------            -------     ------- -------
    Investment Operations:
    Investment income_net............                    .17           .28       .21                .16         .32      .19
    Net realized and unrealized gain (loss)
      on investments.................                    .97          2.48      2.13                .96        2.42     2.13
                                                      -------       -------   -------            -------     ------- -------
    Total from Investment Operations.                   1.14          2.76      2.34               1.12        2.74     2.32
                                                      -------       -------   -------            -------     ------- -------
    Distributions:
    Dividends from investment income_net                (.30)         (.31)      --                (.26)       (.28)     --
    Dividends from net realized gain
      on investments.................                  (1.12)         (.70)      --               (1.12)       (.70)     --
                                                      -------       -------   -------            -------     ------- -------
    Total Distributions..............                  (1.42)        (1.01)      --               (1.38)       (.98)     --
                                                      -------       -------   -------            -------     ------- -------
    Net asset value, end of period...                 $16.31        $16.59    $14.84             $16.32      $16.58   $14.82
                                                      =======       =======   =======            =======     ======= =======
TOTAL INVESTMENT RETURN..............                   7.06%(3)     19.73%    18.72%(3)           6.93%(3)   19.58%   18.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets              .38%(3)       .75%      .38%(3)            .50%(3)    1.00%     .51%(3)
    Ratio of net investment income
      to average net assets..........                   1.12%(3)      2.38%     1.51%(3)            .99%(3)    2.08%    1.39%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                 .23%(3)       .53%      .26%(3)            .23%(3)     .53%     .26%(3)
    Portfolio Turnover Rate..........                  39.47%(3)     77.83%    52.86%(3)          39.47%(3)   77.83%   52.86%(3)
    Average commission rate paid (4).                 $.0566        $.0519       --              $.0566      $.0519      --
    Net Assets, end of period (000's Omitted)        $39,529       $28,143   $11,898            $15,525     $14,458 $11,939
(1)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
(2)  From March 31, 1995 (commencement of operations) to September 30, 1995.
(3)  Not annualized.
(4)  For fiscal years beginning October 1, 1995 the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1--GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, ("Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The Fund accounts separately for the assets, liabilities and operations of each series. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Equity Associates ("Mellon Equity") serves as each Portfolio's sub-investment adviser.
    As of March 31, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held the following shares:
     Income Portfolio  1,405,972      Growth Portfolio   ....      1,861,978
    As of March 31, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares;
     Income Portfolio    109,980      Growth Portfolio  .....        97,223
    On February 2, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of two portfolios of Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio and Dreyfus Growth Portfolio to the Income Portfolio and Growth Portfolio of the Fund, respectively, in a tax free exchange for shares of Common Stock of the respective portfolios of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Dreyfus Asset Allocation Fund, Inc. shareholders on August 19, 1996, and became effective after the close of business on August 21, 1996, at which time the Fund issued 163,672 shares valued at $13.29 per share of the Income Portfolio's Retail Class shares and 175,795 shares valued at $15.95 per share of the Growth Portfolio's Retail shares to the shareholders of the Dreyfus Income Portfolio and the Dreyfus Growth Portfolio, respectively, of Dreyfus Asset Allocation Fund, Inc., in exchange for 167,323 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio valued at $13.00 per share and 203,775 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio valued at $13.76 per share representing net assets of $2,175,198 and $2,803,938, respectively. Included in the net assets of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio is $64 of unrealized appreciation. The combined net assets immediately after the Exchange was $20,976,239 for the Income Portfolio of the Fund. Included in the net assets of Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio is $69,702 of unrealized appreciation. The combined net assets immediately after the exchange was $39,343,700 for Dreyfus Growth Portfolio.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares:
Retail and Institutional. Retail shares are offered to any investor and Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (e) Dividends to shareholders: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For
Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
NOTE 3--BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 4--MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Manager has undertaken with respect to the Income Portfolio from October 1, 1996 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses, exclusive of the Shareholder Services Plan fee, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the Portfolio's average daily net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from October 1, 1996 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Portfolio's average daily net assets.
    The reduction in management fee, pursuant to the undertakings amounted to the following for the period ended March 31, 1997:
  Income Portfolio...............  $39,831   Growth Portfolio.....   $115,735
  Growth and Income Portfolio....   88,813
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:
                                          Annual Fee as a Percentage of
Total Fund Net Assets               Average Daily Net Assets of each Portfolio
---------------------               ------------------------------------------
0 to $600 million.................                  .35 of 1%
$600 up to $1.2 billion...........                  .25 of 1%
$1.2 up to $1.8 billion...........                  .20 of 1%
In excess of $1.8 billion.........                  .15 of 1%
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Institutional shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    During the period ended March 31, 1997, the following was charged to each Portfolio pursuant to the Shareholder Services Plan:

 Income Portfolio.............   $11,246    Growth Portfolio          $19,502
 Growth and Income Portfolio..       201
    Each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended March 31, 1997, each Portfolio compensated the following:

 Income Portfolio.............    $   728    Growth Portfolio          $2,900
 Growth and Income Portfolio..      3,352
    The Fund compensates Mellon under a custody agreement to provide custodial services for each Portfolio. During the period ended March 31, 1997, each Portfolio was charged by Mellon the following pursuant to the custody agreement:

 Income Portfolio.............    $ 2,512    Growth Portfolio         $12,045
 Growth and Income Portfolio..     17,923
    (c) Each director who is not an "affiliated person" as defined in the
Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5--SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997:
                                              Purchases            Sales
                                          -----------------   ---------------
  Income Portfolio....................     $   5,958,210       $   2,866,341
  Growth and Income Portfolio.........        66,248,702          53,475,826
  Growth Portfolio....................        12,594,042          12,436,419
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At March 31, 1997, there were no open forward currency exchange contracts.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 1997 and their related unrealized market depreciation are set forth in the Statements of Financial Futures.
    (b) The following summarizes accumulated net unrealized appreciation (depreciation) on investments and financial futures for each Portfolio at March 31, 1997:

                                                    Gross                      Gross
                                                 Appreciation              (Depreciation)                   Net
                                                --------------             ---------------             ------------
    Income Portfolio.................          $     12,210                $   (740,019)               $  (727,809)
    Growth and Income Portfolio......             6,686,084                  (3,396,622)                 3,289,462
    Growth Portfolio.................             5,221,792                  (1,679,154)                 3,542,638

    At March 31, 1997, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each
Portfolio for financial reporting purposes as of March 31, 1997 was as follows:
 Income Portfolio.............. $  26,431,164    Growth Portfolio  $50,351,937
 Growth and Income Portfolio...   138,596,768
NOTE 6--ACQUISITION OF COMMON TRUST ASSETS:
    On March 31, 1997, the Fund acquired a portion of the assets of the MCM EB Funds, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 1,000,000 Class
R shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $15,500,000 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS LIFETIME PORTFOLIOS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                            DRPSA973
[Dreyfus logo]
Registration Mark
LifeTime
Portfolios, Inc.
Semi-Annual
Report
March 31, 1997